Exhibit 10.22

') lngredion RELOCATION EXPENSE REPAYMENT AGREEMENT Name: Position: Location: Effective Date: I am an employee as applicable of lngredion Incorporated or lngredion Incorporated's Canadian affiliate, lngredion Canada Corporation, and have agreed to relocate to or within the United States of America or Canada to provide services to lngredion. In consideration of lngredion paying for or reimbursing all or a portion of my moving, relocation, and related expenses {collectively, "covered expenses"), I hereby agree that all covered expenses that lngredion directly or indirectly pays to me or on my behalf shall be subject to reimbursement to lngredion on the terms and conditions set forth herein. In the event of a resignation or termination, lngredion will provide a report to employee detailing the covered expenses incurred by it. There are circumstances upon an employee's resignation or termination, where employee will be required to reimburse lngredion for the covered expenses as set forth below. Reimbursement of the covered expenses paid by lngredion shall occur in the amounts set forth below {"Applicable Reimbursement') upon the occurrence of the following events {"Reimbursement Events"}: (i) If, an employee resigns or is terminated for cause during the relocation, or during the two {2) year period following the start date of the new role, employee shall reimburse lngredion one hundred percent {100%) of the Applicable Reimbursement paid by lngredion through employees' resignation or termination date {as applicable), in the manner set forth by lngredion upon employee's notice of intent to resign or upon lngredion's notice of intent to terminate; or {ii) If, an employee resigns or is terminated for cause from employment with lngredion, more than two {2) years but less than three {3) years after employee's start date of the new role, employee shall reimburse lngredion fifty percent (50%) of the Applicable Reimbursement incurred by lngredion through employees' resignation or termination date {as applicable), in the manner set forth by lngredion upon employee's notice of intent to resign or upon lngredion's notice of intent to terminate. In consideration of payments made to me, or on my behalf to a third-party, I understand that this Agreement contains a repayment provision and sets forth certain Reimbursement Events. Should the Reimbursement Events occur as set forth in this Agreement, I will be fully responsible for payment of the Applicable Reimbursement to lngredion in the amounts set forth in this Agreement, and to the extent permitted by law and agreed to by employee at the time of termination of employment, the Applicable Reimbursement may be withheld from employee's final paycheck or paid directly to lngredion no later than thirty (30) days following my official termination date. This Agreement is not an employment contract. I hereby expressly acknowledge that this Agreement does not give me the right to be employed by lngredion Incorporated, lngredion Canada Corporation or any other affiliate of lngredion Incorporated for any particular period of time. I acknowledge that I am voluntarily entering into this Agreement. In the event I fail to abide by the terms and conditions of this Agreement, I shall reimburse lngredion Incorporated or if applicable, lngredion Canada Corporation for all legal fees and costs incurred to enforce this Agreement. No modification, amendment or waiver of any provisions of this Agreement shall be effective unless approved in writing by each of the parties hereto. Either party's failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party to enforce each and every provision hereof in accordance with its terms. The parties agree that this Agreement shall be governed by and construed in accordance with the laws of the State of Illinois or if applicable, the laws of the Province of Ontario, without regard to any choice of law provisions thereof. Except as expressly set forth herein, nothing in this Agreement shall be construed to confer upon or give to any person or entity, other than the parties to this Agreement, any rights or remedies under or by reason of this Agreement. Please indicate your acceptance of this Agreement by signing below and returning to Human Resources.

Name:	Janet Bawcom	Date Signed:	2/1/2019
Signature:	/s/ Janet Bawcom

HR Revised 11/2018